                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 19, 1999
                                                 -----------------------------


                       ADVANCED COMMUNICATIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                  001-13875                    76-0549396
--------------------------------------------------------------------------------
 (State or other       Commission File Number            (IRS Employer
 jurisdiction of                                         Identification No.)
 incorporation)

390 South Woods Mill Road, Suite 150, St. Louis, Missouri        63017
---------------------------------------------------------     ------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code          (314) 205-8668
                                                    ----------------------------


          (Former name or former address, if changed since last report)


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     The undersigned registrant hereby amends its Form 8-K dated and filed on
December 6, 1999 by adding Item 7(b).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           (b)   Pro Forma Financial Information

                                   See the Index to Financial Statements to
                                   Financial Statements attached hereto and incorporated herein by reference.

           (c) See the Exhibit Index attached hereto and incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment on Form 8-K/A to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED COMMUNICATIONS GROUP, INC.

                                         By:   /s/ Michael A. Pruss
                                               -----------------------------
                                                     Michael A. Pruss
                                                     Chief Financial Officer

                                         Date: January 6, 2000


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                                  EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

     EXHIBIT NO.       DESCRIPTION
     -----------       -----------
         1             Omitted -Inapplicable
         2             Omitted -Inapplicable
         4             Omitted - Inapplicable
        10             Omitted - Inapplicable
        16             Omitted - Inapplicable
        17             Omitted - Inapplicable
        20             Omitted - Inapplicable
        23             Omitted - Inapplicable
        24             Omitted - Inapplicable
        27             Omitted - Inapplicable
        99             (a)   Unaudited Pro Forma Combined Statements of
                             Operations for the Nine Months Ended September 30,
                             1999. p. 1

                       (b)   Unaudited Pro Forma Combined Statements of
                             Operations for the Year Ended December 31, 1998.
                             p. 2

                       (c)   Unaudited Pro Forma Combined Balance Sheet as of
                             September 30, 1999. p. 5



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